UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2007 (December 28, 2006)
The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)

Ohio	1-13292	31-1414921

(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)
14111 Scottslawn Road, Marysville, Ohio 43041
(Address of principal executive offices) (Zip Code)
(937) 644-0011
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Performance Measures for The Scotts Company LLC Executive/Management Incentive Plan
The Compensation and Organization Committee of the Board of Directors of The Scotts Miracle-Gro Company (the “Company”) on December 28, 2006 established the performance targets under The Scotts Company LLC Executive/Management Incentive Plan (the “EMIP Plan”) for the annual cash incentive (i.e., bonus) award payable to employees of The Scotts Company LLC and its subsidiaries participating in the EMIP Plan, including each of the named executive officers of the Company, with respect to the full fiscal year ending on September 30, 2007. The shareholders of the Company approved the EMIP Plan at the 2006 Annual Meeting of Shareholders held on January 26, 2006. A copy of the EMIP Plan was filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on February 2, 2006.
Each participant’s target incentive award opportunity under the EMIP Plan is a percentage of the participant’s base salary and the amount of the actual bonus payment could range from zero to two hundred and fifty percent of the target incentive award opportunity, based upon the extent to which the pre-established annual performance targets are met or exceeded. The performance measures under the EMIP Plan for the fiscal year ending on September 30, 2007 for corporate participants are based on net income and free cash flow. The performance measures under the EMIP Plan for the fiscal year ending on September 30, 2007 for the business units are based on net income, free cash flow, EBTA of the business unit (EBITA (earnings before interest, taxes and amortization) less a working capital charge) and gross margin rate of the business unit (gross margin dollars for associates participating from the Company’s subsidiary Smith & Hawken Ltd.). The target incentive opportunity established for each of the named executive officers, are set forth below:

	Target
	incentive award
	opportunity
	(Percentage of
Name and Principal Position	Base Salary)	Participant Group
James Hagedorn, President, Chief Executive Officer and Chairman of the Board	90%	Corporate

David C. Evans, Executive Vice President and Chief Financial Officer	55%	Corporate

Christopher L. Nagel, Executive Vice President North America	55%	Business Unit

David M. Aronowitz, Executive Vice President, General Counsel and Corporate Secretary	55%	Corporate

Denise S. Stump, Executive Vice President Global Human Resources	55%	Corporate

Item 9.01. Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired:
     Not applicable.
(b)	Pro forma financial information:
     Not applicable.
(c)	Shell company transactions:
     Not applicable.
(d)	Exhibits:

Exhibit
No.	Description	Location
10.1	The Scotts Company LLC Executive/Management Incentive Plan	Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed February 2, 2006 (File No. 1-13292) [Exhibit 10.4]
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY
Dated: January 5, 2007	By:	/s/ David M. Aronowitz
	Printed Name:	David M. Aronowitz
Title: Executive Vice President, General
Counsel and Corporate Secretary

INDEX TO EXHIBITS
Current Report on Form 8-K
Dated January 5, 2007
The Scotts Miracle-Gro Company

Exhibit
No.	Description	Location
10.1	The Scotts Company LLC Executive/Management Incentive Plan	Incorporated herein by reference to the Registrant’s Current Report on Form 8-K filed February 2, 2006 (File No. 1-13292) [Exhibit 10.4]